                                                                   EXHIBIT 10.36

                                FOURTH AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     Fourth Amendment dated as of August 14, 1998 to Revolving Credit Agreement (the "Fourth Amendment"), by and among CMG INFORMATION SERVICES, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on
Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"),
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amending certain provisions of Revolving Credit Agreement dated as of May 14,
1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.  Section 1 of the
            --------- -- --------- -- --------------------
Credit Agreement is hereby amended by deleting the date "August 14, 1998" which appears in the definition of "Revolving Credit Loan Maturity Date" and substituting in place thereof the date "August 13, 1999".

     (S)2.  AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT.  Section 7.2(e) of
            --------- -- --------- -- --------------------
the Credit Agreement is hereby amended as follows:

          (e) become party to a merger or sale-leaseback transaction, or to effect any disposition of assets other than in the ordinary course, and other than the sale of shares of a wholly-owned Subsidiary of the Borrower so long as the net cash proceeds of such sale received by the Borrower are equal to or greater than the carrying costs of the remaining shares of such Subsidiary after giving effect to such sale, or to purchase, lease or otherwise acquire assets other than in the ordinary course (with the parties hereto hereby acknowledging that minority Investments by the Borrower in CMG @ Ventures 1, CMG @ Ventures II and CMG @ Ventures III, L.P. shall be considered acquisitions of assets in the ordinary course); provided, however, the Borrower shall be permitted to (1) merge Accipiter,
     --------  -------
     Inc. with and into Engage Technology, Inc.; (2) sell or otherwise transfer the shares of the capital stock of each of InSolutions Incorporated and On-Demand Solutions, Inc. to SalesLink; and (3) acquire assets and/or stock of another entity so long as (i) such entity is in the same or a similar line of business as the Borrower; (ii) other than in connection with the Accipiter Acquisition and the Servercast Acquisition, the Borrower has provided the Bank with five (5) Business Days prior written notice of such acquisition, which notice shall include a reasonably detailed description of such acquisition; (iii) the business and/or entity to be acquired would not subject the Agent or any Bank to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or the other Loan Documents; (iv) other than in connection with the Accipiter Acquisition, the InSolutions

     Acquisition or the Servercast Acquisition, the Borrower has demonstrated to the satisfaction of the Agent and the Banks, based on a pro forma
                                                             ---------
     Compliance Certificate, compliance with (S)7.3 on a pro forma basis
                                                         ---------
     immediately prior to and after giving effect to any such acquisition; (v) the business and assets so acquired in each such acquisition shall be acquired by the Borrower free and clear of all liens and Indebtedness, except those expressly permitted by the Agent pursuant to that certain consent letter dated as of July 31, 1998 pertaining to the OnDemand Acquisition; and (vi) the aggregate purchase price of all acquisitions permitted hereunder does not exceed the greater of (1) $11,000,000 and (2) the aggregate purchase price of each of the Accipiter Acquisition, the Servercast Acquisition, the InSolutions Acquisition and the OnDemand Acquisition during the term of this Agreement.

     (S)3.  AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT.  Schedule 1 of the
            --------- -- ---------- -- --------------------   -------- -
Credit Agreement are each hereby amended by deleting Schedule 1 in its entirety and substituting in place thereof Schedule 1 attached hereto.
                                  -------- -

     (S)4.  AMENDMENT TO JULY 31, 1998 CONSENT LETTER.  The letter dated as of
            --------- -- ----------------------------
July 31, 1998 from the Agent and the Banks to the Borrower consenting to the OnDemand Acquisition is hereby amended by deleting the reference to "thirty (30) days" which appears in subparagraphs (e) and (f) of such letter and substituting in place thereof a reference to "sixty (60) days".

     (S)5.  CONDITIONS TO EFFECTIVENESS.  This Fourth Amendment shall not become
            ---------------------------
effective until the Agent receives a counterpart of this Fourth Amendment, executed by the Borrower and the Banks.

     (S)6.  REPRESENTATIONS AND WARRANTIES.  The Borrower hereby repeats, on and
            ------------------------------
as of the date hereof, each of the representations and warranties made by it in
(S)5 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
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such Credit Agreement as amended hereby.  In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Fourth Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     (S)7.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
            ------------  ---
Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)8.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.
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                                      -3-

     (S)9.  COUNTERPARTS.  This Fourth Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)10.  GOVERNING LAW.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND
             -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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                                      -4-


     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

                                        CMG INFORMATION SERVICES, INC.



                                        By:
                                           ---------------------------------
                                        Title:

                                        BANKBOSTON, N.A.


                                        By:
                                           ---------------------------------
                                        Title:

                                   SCHEDULE 1
                                   ----------
                               BANKS/COMMITMENTS
                               -----------------

                                Revolving Credit       Commitment Percentage of
               Banks            Loan Commitment         Revolving Credit Loans
================================================================================

BANKBOSTON, N.A.                    $5,000,000                     100%
Domestic Lending Office:
100 Federal Street, 01-08-06
Boston, Massachusetts  02110
Attn: High Technology Division

Eurodollar Lending Office:
Same as above
================================================================================
     Totals:                        $5,000,000                     100%
--------------------------------------------------------------------------------